                                                                   Exhibit 99.1

                             LETTER OF TRANSMITTAL

                          to tender for exchange

                         13 1/2% Senior Notes due 2009

                                      of

                            PAC-WEST TELECOMM, INC.

              Pursuant to the prospectus, dated            , 1999

 This exchange offer and withdrawal rights will expire at 5:00 p.m., New York
              City time, on              , 1999 unless extended.


               Please read the attached instructions carefully.

 If you desire to accept the exchange offer, this letter of transmittal should be completed, signed,
                     and submitted to the exchange agent:



     By registered or         By hand/overnight        Facsimile transmission
     certified mail:              delivery:                   number:
                                                           (for Eligible
                                                         Institutions only)

                                                         Confirm receipt of
                                                      facsimile by telephone:


   Delivery of this letter of transmittal to an address, or transmission via facsimile to a number, other than as set forth above will not constitute a valid delivery.

   For any questions regarding this letter of transmittal or for any additional information, you may contact the exchange agent.

   The undersigned hereby acknowledges receipt of the prospectus, dated
            , 1999, as it may be supplemented and amended from time to time, of Pac-West Telecomm, Inc., a California corporation, and this letter of transmittal, that together constitute Pac-West's offer to exchange $1,000 principal amount of its Series B 13 1/2% Senior Notes due 2009, which will have been registered under the Securities Act of 1933, for each $1,000 principal amount of its outstanding 13 1/2% Senior Notes due 2009. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

   The undersigned hereby tenders the 13 1/2% Senior Notes due 2009 described in Box 1 below pursuant to the terms and conditions described in the prospectus and this letter of transmittal. The undersigned is the registered owner of all the tendered notes and the undersigned represents that it has received from each beneficial owner of the tendered notes a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this letter of transmittal, instructing the undersigned to take the action described in this letter of transmittal.

   Subject to, and effective upon, the acceptance for exchange of the tendered notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Pac-West all right, title, and interest in, to and under the tendered notes.

   Please issue the new notes exchanged for tendered notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (see Box 3), please send or cause to be sent the certificates for the new notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

   The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney in fact of the undersigned with respect to the tendered notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     (1) deliver the tendered notes to Pac-West or cause ownership of the tendered notes to be transferred to, or upon the order of, Pac-West, on the books of the registrar for the tendered notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, Pac-West upon receipt by the exchange agent, as the undersigned's agent, of the new notes to which the undersigned is entitled upon acceptance by Pac-West of the tendered notes pursuant to the exchange offer, and

     (2) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered notes, all in accordance with the terms of the exchange offer.

   The undersigned understands that tenders of the notes to be exchanged pursuant to the procedures described under the caption "The Exchange Offer" in the prospectus and in the instructions to this letter of transmittal will constitute a binding agreement between the undersigned and Pac-West upon the terms and subject to the conditions of the exchange offer, subject only to withdrawal of such tenders on the terms set forth in the prospectus under the caption "The Exchange Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any beneficial owner(s), and every obligation of the undersigned or any beneficial owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such beneficial owner(s).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the tendered notes and that Pac-West will acquire good and unencumbered title to the tendered notes, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the tendered notes are acquired by Pac-West as contemplated by this letter of transmittal. The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents reasonably requested by Pac-West or the exchange agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

   The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

   By accepting the exchange offer, the undersigned hereby represents and warrants that:

     (1) the new notes to be acquired by the undersigned and any beneficial owner(s) in connection with the exchange offer are being acquired by the undersigned and any beneficial owner(s) in the ordinary course of business of the undersigned and any beneficial owner(s),

     (2) the undersigned and each beneficial owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the new notes,

     (3) except as otherwise disclosed in writing herewith, neither the undersigned nor any beneficial owner is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, of Pac-West, and

     (4) the undersigned and each beneficial owner acknowledge and agree that any person participating in the exchange offer with the intention or for the purpose of distributing the new notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, in connection with a secondary resale of the new notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters that are discussed in the section of the prospectus entitled "The Exchange Offer."

   In addition, if the undersigned or any beneficial owner of the tendered notes is a broker-dealer, by accepting the exchange offer, the undersigned hereby:

     (1) represents and warrants that the broker-dealer acquired the old notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with Pac-West or any "affiliate" of Pac-West (within the meaning of Rule 405 under the Securities Act of 1933) to distribute the new notes to be received in the exchange offer, and

     (2) acknowledges that, by receiving new notes for its own account in exchange for the tendered notes, where the tendered notes were acquired as a result of market-making activities or other trading activities, the broker-dealer will deliver a prospectus meeting the requirements of the Securities Act of 1933 in connection with any resale of such new notes.

   Holders of notes that are tendering by book-entry transfer to the exchange agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program, for which the transaction will be eligible. DTC participants that are accepting the exchange offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent's DTC account. DTC will then send an agent's message to the exchange agent for its acceptance. DTC participants may also accept the exchange offer prior to the expiration date of the exchange offer by submitting a notice of guaranteed delivery or agent's message relating thereto as described herein under Instruction 2, "Guaranteed Delivery Procedures."

[_]Check here if tendered notes are being delivered herewith.

[_]Check here if tendered notes are being delivered pursuant to a notice of guaranteed delivery previously delivered to the exchange agent and complete "Use of Guaranteed Delivery" below (Box 4).

[_]Check here if tendered notes are being delivered by book-entry transfer made to the account maintained by the exchange agent with the book-entry transfer facility and complete "Use of Book-Entry Transfer" below (Box 5).

                 Please Read this Entire Letter of Transmittal
                     Carefully Before Completing the Boxes

                                     Box 1
                         Description of Notes Tendered
                 (Attach additional signed pages, if necessary)
--------------------------------------------------------------------------------
     Name(s) and Address(es) of      Certificate    Aggregate      Aggregate
    Registered Note Holder(s),      Number(s) of    Principal     Principal
  exactly as Name(s) Appear(s) on   the Tendered      Amount        Amount
 Note Certificate(s) (Please fill      Notes*      Represented    Tendered**
           in, if blank)                                by
                                                  Certificate(s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      Total
--------------------------------------------------------------------------------
 * Need not be completed by persons tendering by book-entry transfer.
 ** The minimum permitted tender is $1,000 in principal amount of the tendered notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all note certificates identified in this Box 1 or delivered to the exchange agent herewith shall be deemed tendered. See Instruction 4.


                                     Box 2

                              Beneficial Owner(s)
--------------------------------------------------------------------------------
  State of Principal Residence of Each  Principal Amount of Tendered Notes Held
   Beneficial Owner of Tendered Notes       for Account of Beneficial Owner
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     Box 3

                         Special Delivery Instructions
                         (See Instructions 5, 6 and 7)

 To be completed only if new notes exchanged for the old notes and/or untendered notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

 Mail new note(s) and any untendered notes to:
 Name(s):
 -----------------------------------------------------------------------------
 (please print)

 Address:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 (include Zip Code)

 Tax Identification or
 Social Security No.:


                                     Box 4

                           Use of Guaranteed Delivery
                              (See Instruction 2)

 To be completed only if the old notes are being tendered by means of a notice of guaranteed delivery.

 Name(s) of Registered Holder(s): ____________________________________________

 Window Ticket No. (if any): _________________________________________________

 Date of Execution of Notice of Guaranteed Delivery: _________________________

 Name of Institution that Guaranteed Delivery: _______________________________

 If Delivered by Book-Entry Transfer:

   Account Number with DTC: __________________________________________________

   Transaction Code Number: __________________________________________________

                                     Box 5

                          Use of Book-Entry Transfer
                              (See Instruction 1)

 To be completed only if delivery of tendered notes is to be made by book-entry transfer.

 Name of Tendering Institution: ______________________________________________

 Account Number: _____________________________________________________________

 Transaction Code Number: ____________________________________________________


                                     Box 6

                          Tendering Holder Signature
                          (See Instructions 1 and 5)
                   In Addition, Complete Substitute Form W-9
-------------------------------------------------------------------------------
 X____________________________________   Signature Guarantee

                                         (If required by Instruction 5)
 X____________________________________

 (Signature of Registered Holder(s)      Authorized Signature

      or Authorized Signatory)
                                         X____________________________________

 Note: The above lines must be signed    Name: _______________________________
 by the registered holder(s) of the                 (please print)
 old notes as their name(s) appear(s)
 on the old notes or by person(s)
 authorized to become registered
 holder(s) (evidence of such
 authorization must be transmitted
 with this letter of transmittal). If
 signature is by a trustee, executor,
 administrator, guardian, attorney-
 in-fact, officer, or other person
 acting in a fiduciary or
 representative capacity, such person
 must set forth his or her full title
 below. See Instruction 5.

                                         Title: ______________________________

                                         Name of Firm: _______________________
                                             (Must be Medallion Signature
                                          Guarantor as defined in Instruction
                                                          5)

                                         Address: ____________________________
                                               -------------------------------
                                               -------------------------------
                                                                   (Zip Code)


 Name(s): ____________________________   Area Code and Telephone Number:

                                         -------------------------------------
 Capacity: ___________________________


                                         Dated: ______________________________
 Street Address: _____________________
            --------------------------
                          (Zip Code)
 Area Code and Telephone Number:
 -------------------------------------
 Tax Identification or Social
 Security Number:
 -------------------------------------

                                     Box 7

                             Broker-Dealer Status
-------------------------------------------------------------------------------

   Check this box if the beneficial owner of the old notes is a broker-dealer and the broker-dealer acquired the old notes for its own account as a result of market-making activities or other trading activities. If this box is checked, regardless of whether you are tendering by book-entry transfer through the DTC Automated Tender Offer Program, an executed copy of this letter of transmittal must be received within thirty days after the expiration date of the exchange offer by Pac-West
   Telecomm, Inc., attention [                ], facsimile
   [                   ].
 [_]


                        Payors' Name: [exchange agent]

-------------------------------------------------------------------------------
                    Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed.)

                   ------------------------------------------------------------
                    Address

                   ------------------------------------------------------------
                    City, State and ZIP Code

                   ------------------------------------------------------------
                    List account number(s) here (optional)

                   ------------------------------------------------------------
 Substitute
                    Part 1--Please provide your taxpayer            Social
 Form W-9           identification number ("TIN") in the box       Security
                    at right and certify by signing and             Number
                    dating below.

 Department of the Treasury                                         or TIN
  Internal Revenue Service

                   ------------------------------------------------------------
                    Part 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding
                    as a result of failure to report all interest or
                    dividends or (2) the Internal Revenue Service has
                    notified you that you are no longer subject to backup withholding. [_]
                   ------------------------------------------------------------
                    CERTIFICATION--UNDER THE PENALTIES OF            Part 3--
                    PERJURY, I CERTIFY THAT THE INFORMATION          Awaiting
                    PROVIDED ON THIS FORM IS TRUE, CORRECT AND       TIN [_]
                    COMPLETE.

                    Signature _______________________  Date ______


Note: Failure to complete and return this form may result in backup withholding of 31% of any payments made to you pursuant to the exchange offer. Please review the enclosed guidelines for certification of taxpayer identification number on substitute Form W-9 for additional details.

                            PAC-WEST TELECOMM, INC.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

   1. Delivery of This Letter of Transmittal and the Old Notes. This letter of transmittal is to be completed by registered holders of the old notes if certificates representing such old notes are to be forwarded herewith pursuant to the procedures set forth in the prospectus under "The Exchange Offer-- Procedures for Tendering," unless delivery of such certificates is to be made by book-entry transfer to the exchange agent's account maintained by DTC through its Automated Tender Offer Program. For a holder to properly tender the old notes pursuant to the exchange offer, a properly completed and duly executed copy of this letter of transmittal, including substitute Form W-9, and any other documents required by this letter of transmittal must be received by the exchange agent at its address set forth in this letter of transmittal, and either:

     (a) certificates for tendered notes must be received by the exchange agent at its address set forth herein, or

     (b) such tendered notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus under the caption "The Exchange Offer--Procedures for Tendering" (and a confirmation of such transfer received by the exchange agent), in each case prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer.

   The method of delivery of certificates for tendered notes, this letter of transmittal and all other required documents to the exchange agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the exchange agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or tendered notes should be sent to Pac-West. Neither Pac-West nor the exchange agent is under any obligation to notify any tendering holder of Pac-West's acceptance of tendered notes prior to the closing of the exchange offer.

   2. Guaranteed Delivery Procedures. If a registered holder desires to tender the old notes pursuant to the exchange offer and

     (a) certificates representing the tendered notes are not immediately available,

     (b) time will not permit such holder's letter of transmittal, certificates representing the tendered notes and all other required documents to reach the exchange agent on or prior to the expiration date of the exchange offer, or

     (c) the procedures for book-entry transfer cannot be completed on or prior to the expiration date of the exchange offer,

the holder may nevertheless tender such notes with the effect that the tender will be deemed to have been received on or prior to the expiration date of the exchange offer if the procedures set forth below and in the Statement under "The Exchange Offer--Guaranteed Delivery Procedures" (including the completion of Box 4 above) are followed.

   Pursuant to such procedures,

     (a) the tender must be made by or through an Eligible Institution (as defined below),

     (b) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by Pac-West with this letter of transmittal, or an agent's message with respect to a guaranteed delivery that is accepted by Pac-West, must be received by the exchange agent on or prior to the expiration date of the exchange offer, and

     (c) the certificates for the tendered notes, in proper form for transfer (or a book-entry confirmation of the transfer of such tendered notes to the exchange agent's account at DTC as described in the prospectus), together with a letter of transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the letter of transmittal or a properly transmitted agent's message, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery.

Any holder who wishes to tender the old notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the notice of guaranteed delivery relating to such tendered notes prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any letter of transmittal form properly completed and executed by an eligible holder who attempted to use the guaranteed delivery process.

   3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name tendered notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this letter of transmittal. Any beneficial owner of tendered notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this letter of transmittal on his or her behalf through the execution and delivery to the registered holder of the "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" form accompanying this letter of transmittal.

   4. Partial Tenders. Tenders of the old notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of the old notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of the Old Notes Tendered" (see Box 1) above. The entire principal amount of the old notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all the old notes held by the holder is not tendered, then the old notes for the principal amount of the old notes not tendered and new notes issued in exchange for any old notes tendered and accepted will be sent to the registered holder at his or her registered address, unless a different address is provided in the appropriate box on this letter of transmittal, as soon as practicable following the expiration date of the exchange offer.

   5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this letter of transmittal is signed by the registered holder(s) of the tendered notes, the signature must correspond with the name(s) as written on the face of the tendered notes without alteration, enlargement or any change whatsoever.

   If any of the tendered notes are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the letter of transmittal as there are different names in which tendered notes are held.

   If this letter of transmittal is signed by the registered holder(s) of tendered notes, and new notes issued in exchange therefor are to be issued (and any untendered principal amount of old notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any tendered notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the tendered notes or transmit a properly completed separate bond power with this letter of transmittal, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined below).

   If this letter of transmittal is signed by a person other than the registered holder(s) of any tendered notes, such tendered notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the tendered notes, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor.

   If this letter of transmittal or any tendered notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Pac-West, evidence satisfactory to Pac-West of their authority to so act must be submitted with this letter of transmittal.

   Signatures on this letter of transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the tendered notes are tendered:

     (1) by a registered holder of tendered notes (or by a participant in DTC whose name appears on a security position listing as the owner of such tendered notes) who has not completed Box 3 ("Special Delivery
  Instructions") on this letter of transmittal, or

     (2) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution").

If the tendered notes are registered in the name of a person other than the signor of the letter of transmittal or if the old notes not tendered are to be returned to a person other than the registered holder, then the signature on this letter of transmittal accompanying the tendered notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose old notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such old notes.

   6. Special Delivery Instructions. Tendering holders should indicate in Box 3 the name and address to which the new notes and/or substitute the old notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

   7. Transfer Taxes. Pac-West will pay all transfer taxes, if any, applicable to the exchange of tendered notes pursuant to the exchange offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of tendered notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

   Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the tendered notes listed in this letter of transmittal.

   8. Tax Identification Number. Federal income tax law requires that the holder(s) of any tendered notes which are accepted for exchange must provide the exchange agent (as payor) with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the exchange agent is not provided with the correct taxpayer identification number, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   To prevent backup withholding, each holder of tendered notes must provide such holder's correct taxpayer identification number by completing the Substitute Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that

     (a) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or

     (b) if previously so notified, the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the tendered notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which taxpayer identification number to report.

   Pac-West reserves the right to take whatever steps it determines are necessary to comply with Pac-West's obligation regarding backup withholding.

   9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered notes will be determined by Pac-West, which determination will be final and binding. Pac-West reserves the right to reject any and all old notes not validly tendered or any old notes Pac-West's acceptance of which would, in the opinion of Pac-West or its counsel, be unlawful. Pac-West also reserves the right to waive any conditions of the exchange offer or defects or irregularities in tenders of the old notes as to any ineligibility of any holder who seeks to tender the old notes in the exchange offer. The interpretation of the terms and conditions of the exchange offer (including this letter of transmittal and the instructions hereto) by Pac-West shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of the old notes must be cured within such time as Pac-West shall determine. Neither Pac-West, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of the old notes, nor shall any of them incur any liability for failure to give such notification. Tenders of the old notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any old notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless otherwise provided in this letter of transmittal, as soon as practicable following the expiration date of the exchange offer.

   10. Waiver of Conditions. Pac-West reserves the absolute right to amend, waive or modify any of the conditions in the exchange offer in the case of any tendered notes.

   11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of the old notes or transmittal of this letter of transmittal will be accepted.

   12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering holder whose old notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated herein for further instructions.

   13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the prospectus or this letter of transmittal may be directed to the exchange agent at the address indicated in this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

   14. Acceptance of Tendered Notes and Issuance of New Notes; Return of the Old Notes. Subject to the terms and conditions of the exchange offer, Pac-West will accept for exchange all validly tendered old notes as soon as practicable after the expiration date of the exchange offer and will issue new notes as soon as practicable thereafter. For purposes of the exchange offer, Pac-West shall be deemed to have accepted tendered notes when, as and if Pac-West has given written or oral notice (immediately followed in writing) thereof to the exchange agent. If any tendered notes are not exchanged pursuant to the exchange offer for any reason, such unexchanged old notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

   15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

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